EXHIBIT 10.63

PLEDGE AGREEMENT
(WebMediaBrands Inc.)

This PLEDGE AGREEMENT (as the same may from time to time be amended, restated or otherwise modified, this “Agreement”) is made as of the 14th day of November, 2011, by WEBMEDIABRANDS INC., a Delaware corporation (“Borrower”), in favor of ALAN M. MECKLER, a New York resident (“Lender”).

1.   Recitals.

Lender has made a loan (the “Loan”) to the Borrower, Mediabistro.com, Inc. and Inside Network Inc. as evidenced by a Promissory Note of even date herewith (the “Note”) from Borrower, Mediabistro.com, Inc. and Inside Network Inc. to Lender in the original principal amount of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000).

Borrower deems it to be in its direct pecuniary and business interests that Borrower obtain the Loan from the Lender.

Borrower understands that the Lender is willing to make the Loan to Borrower only upon certain terms and conditions, one of which is that Borrower grant to Lender, a security interest in and an assignment of the Collateral, as hereinafter defined, and this Agreement is being executed and delivered in consideration of the Loan and for other valuable consideration.

2.   Definitions.  Except as specifically defined herein, (a) capitalized terms used herein that are defined in the Security Agreement shall have their respective meanings ascribed to them in the Security Agreement, and (b) unless otherwise defined in the Security Agreement, terms that are defined in the U.C.C. are used herein as so defined.  As used in this Agreement, the following terms shall have the following meanings:

“Collateral” means, collectively, (a) the Pledged Securities and each addition, if any, thereto and each substitution, if any, therefor, in whole or in part, (b) the certificates representing the Pledged Securities, and (c) the dividends, cash, instruments and other property distributed in respect of and other proceeds of any of the foregoing.

“Event of Default” means an event or condition that constitutes an Event of Default, as defined in Section 7.1 hereof.

“Obligations” means, collectively, (a) all indebtedness and other obligations now owing or hereafter incurred by Borrower under the Note, and the other Loan Documents, and includes the principal of and interest on the Loan; (b) each renewal, extension, consolidation or refinancing of the Note, in whole or in part; (c) all fees and other amounts payable to Lender pursuant to the Note or any other Loan Document; and (d) all Related Expenses.

“Pledged Securities” means, subject to Section 5 hereof, all of the shares of stock or other equity interest of each subsidiary of Borrower owned by Borrower, as listed on the attached Exhibit A, and all additional shares of stock or other equity interest of each subsidiary of Borrower owned by Borrower from time to time or acquired by Borrower in any manner.

“Security Agreement” means the Security Agreement of even date herewith from Borrower to Lender and granting the Lender a security interest in the Borrower’s existing or future personal property and other assets described therein.

3.Security Interest.  Borrower hereby grants to Lender a security interest in and an assignment of the Collateral as security for the Obligations.  For the better protection of Lender hereunder, Borrower shall execute appropriate transfer powers, in the form of the attached Exhibit B, with respect to the Pledged Securities after the occurrence of an Event of Default, to transfer the Pledged Securities into the name of Lender or Lender’s nominee, but Lender shall be under no duty to do so.  Notwithstanding any provision or inference herein or elsewhere to the contrary, Lender shall have no right to vote the Pledged Securities at any time unless and until there shall have occurred an Event of Default.

4.   Representations and Warranties.  Borrower hereby represents and warrants to Lender as follows:

4.1.    Except with regard to liens granted to Lender pursuant to that certain Security Agreement and IP Security Agreement dated May 29, 2009 by Borrower in favor of Lender, Borrower is the legal record and beneficial owner of, and has good and marketable title to, the Pledged Securities, and the Pledged Securities are not subject to any pledge, lien, mortgage, hypothecation, security interest, charge, option, warrant or other encumbrance whatsoever, nor to any agreement purporting to grant to any third party a security interest in the property or assets of Borrower that would include such Pledged Securities, except the security interest created by this Agreement or otherwise securing only Lender and as otherwise specifically permitted by the Note.

4.2.    All of the Pledged Securities have been duly authorized and validly issued, and are fully paid and non-assessable (except as such rights may arise under mandatory provisions of applicable statutory law that may not be waived or otherwise agreed and not as a result of any rights contained in any organizational document).

4.3.    Borrower has full power, authority and legal right to pledge all of the Pledged Securities pursuant to the terms of this Agreement.

4.4.    No consent, license, permit, approval or authorization, filing or declaration with any Governmental Authority, and no consent of any other Person, is required to be obtained by Borrower in connection with the pledge of the Pledged Securities hereunder, that has not been obtained or made, and is not in full force and effect.

4.5.    The pledge, assignment and delivery of the Pledged Securities hereunder creates a valid lien on, and a perfected security interest in, the Pledged Securities and the proceeds thereof.  Other than pursuant to this Agreement or as specifically permitted by the Note, and with regard to liens granted to Lender pursuant to that certain Security Agreement and IP Security Agreement dated May 29, 2009 by Borrower in favor of Lender, Borrower has not granted any other liens on, or security interests in, the Pledged Securities.

4.6.    The Pledged Securities constitute one hundred percent (100%) of the outstanding capital stock owned by Borrower of each other Subsidiary of Borrower.

4.7.    Borrower fully anticipates that the Obligations will be repaid without the necessity of selling the Pledged Securities.

4.8.   Borrower has received consideration that is the reasonable equivalent value of the obligations and liabilities that Borrower has incurred to Lender.  Borrower is not insolvent, as defined in any applicable state or federal statute, nor will Borrower be rendered insolvent by the execution and delivery of this Agreement to Lender.  Borrower is not engaged or about to engage in any business or transaction for which the assets retained by Borrower are or will be an unreasonably small amount of capital, taking into consideration the obligations to Lender incurred hereunder.  Borrower does not intend to incur debts beyond Borrower’s ability to pay them as they mature.

4.9.    If the Pledged Securities are “restricted securities” within the meaning of Rule 144, or any amendment thereof, promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as determined by counsel for Borrower, Borrower further represents and warrants that, except as disclosed in writing to Lender, (a) Borrower has been the beneficial owner of the Pledged Securities since July 17, 2007, (b) the full purchase price or other consideration for the Pledged Securities has been paid, and (c) Borrower does not have a short position in or any put or other option to dispose of any securities of the same class as the Pledged Securities or any other securities convertible into securities of such class.

5.   Foreign Subsidiaries.  Notwithstanding anything in this Agreement to the contrary, Borrower shall not be required to pledge more than sixty-five percent (65%) of the total combined voting power of all classes of equity interests or stock of any Foreign Subsidiary.

6.   Additional Covenants of Borrower.

6.1.    Borrower covenants and agrees to defend the right, title and security interest of Lender in and to the Pledged Securities and the proceeds thereof, and to maintain and preserve the lien and security interest provided for by this Agreement against the claim and demands of all third parties, so long as this Agreement shall remain in effect.

6.2.    Borrower covenants and agrees not to sell, assign, transfer, exchange or otherwise dispose of, or grant any option with respect to, or create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Securities, or any interest therein, or any proceeds thereof, except for the lien and security interest provided for by this Agreement and any security agreement securing only Lender.

6.3.    Borrower covenants and agrees (a) to cooperate, in good faith, with Lender and to do or cause to be done all such other acts as may be necessary to enforce the rights of Lender under this Agreement, (b) not to take any action, or to fail to take any action that would be adverse to the interest of Lender in the Collateral and hereunder, and (c) to make any sale or sales of any portion or all of the Pledged Securities valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales at Borrower’s expense.

7.   Events of Default.

7.1.    Any of the following shall constitute an Event of Default under this Agreement:  (a) an Event of Default, as defined in the Note, shall occur under the Note; (b) any representation, warranty or statement made by Borrower in or pursuant to this Agreement, any Related Writing, or any Loan Document shall be false or erroneous in any material respect; or (c) Borrower shall fail or omit to perform or observe any agreement made by Borrower in or pursuant to this Agreement or in any Loan Document, and such failure or omission to perform or observe such agreement or other writing shall not have been fully corrected within thirty (30) days after the earlier of (i) any financial officer of Borrower becomes aware of the occurrence thereof, or (ii) the giving of written notice thereof to Borrower by Lender that the specified failure or omission is to be remedied.

7.2.    Upon the occurrence of an Event of Default hereunder, and at all times thereafter, Lender, in its discretion and subject to the May 2009 Pledge Agreement, may sell, assign, transfer and deliver any of the Collateral, at any time, or from time to time.  No prior notice need be given to Borrower or to any other third party in the case of any sale of Collateral that Lender determines to be declining speedily in value or that is customarily sold in any securities exchange, over-the-counter market or other recognized market, but in any other case Lender shall give Borrower no fewer than ten days prior notice of either the time and place of any public sale of the Collateral or of the time after which any private sale or other intended disposition thereof is to be made.  Borrower waives advertisement of any such sale and (except to the extent specifically required by the preceding sentence) waives notice of any kind in respect of any such sale.  At any such public sale, Lender may purchase the Collateral, or any part thereof, free from any right of redemption, all of which rights Borrower hereby waives and releases.  After deducting all expenses related to such sale, and after paying all claims, if any, secured by liens having precedence over this Agreement, Lender may apply the net proceeds of each such sale to or toward the payment of the Obligations, whether or not then due, in such order and by such division as Lender in its sole discretion may deem advisable. Any excess, to the extent permitted by law, shall be paid to Borrower, and the obligors on the Obligations shall remain liable for any deficiency.  In addition, Lender shall at all times have the right to obtain new appraisals of Borrower or the Collateral, the cost of which shall be paid by Borrower.

8.   Attorney-In-Fact.  Borrower hereby authorizes and empowers Lender, to make, constitute and appoint any officer or agent of Lender as Lender may select, in its exclusive discretion, as Borrower’s true and lawful attorney-in-fact, with the power to endorse Borrower’s name on all applications, documents, papers and instruments necessary for Lender to take actions with respect to the Collateral after the occurrence of an Event of Default, including, without limitation, actions necessary for Lender to assign, pledge, convey or otherwise transfer title in or dispose of the Collateral to any Person.  Borrower ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof.  This power of attorney shall be irrevocable for the life of this Agreement.

9.   Costs and Expenses.  If Borrower fails to comply with any of its obligations hereunder, Lender may do so in the name of Borrower or Lender, but at Borrower’s expense, and Borrower hereby agrees to reimburse Lender in full for all expenses, including attorneys’ fees, incurred by Lender in protecting, defending and maintaining the Collateral.  Without limiting the foregoing, any and all fees, costs and expenses, of whatever kind or nature, including the attorneys’ fees and expenses incurred in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, maintenance fees, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or in defending or prosecuting any actions or proceedings arising out of or related to the Collateral, shall be borne and paid by Borrower upon request of Lender.

10.   Notice. All notices, requests, demands and other communications provided for hereunder shall be in writing and, if to Borrower, mailed or delivered to it, addressed to it at the address specified on the signature page of this Agreement, if to Lender, mailed or delivered to it, addressed to:  Alan M. Meckler, 435 East 52nd Street, apt. 16C2, New York, New York 10022, or, as to each party, at such other address as shall be designated by such party in a written notice to each of the other parties.  All notices, statements, requests, demands and other communications provided for hereunder shall be deemed to be given or made when delivered or two Business Days after being deposited in the mails with postage prepaid by registered or certified mail, addressed as aforesaid, or sent by facsimile with telephonic confirmation of receipt, except that notices from Borrower to Lender pursuant to any of the provisions hereof shall not be effective until received.

11.   Interpretation.  Each right, power or privilege specified or referred to in this Agreement is in addition to any other rights, powers and privileges that Lender may have or acquire by operation of law, by other contract or otherwise.  No course of dealing in respect of, nor any omission or delay in the exercise of, any right, power or privilege by Lender shall operate as a waiver thereof, nor shall any single or partial exercise thereof preclude any further or other exercise thereof or of any other, as each right, power or privilege may be exercised by Lender, either independently or concurrently with other rights, powers and privileges and as often and in such order as Lender may deem expedient.  No waiver or consent granted by Lender in respect of this Agreement shall be binding upon Lender unless specifically granted in writing, which writing shall be strictly construed.

12.   Successors and Assigns.  This Agreement shall be binding upon Borrower and Borrower’s successors and assigns and shall inure to the benefit of and be enforceable and exercisable by Lender and its respective successors and assigns.

13.   Severability.  If, at any time, one or more provisions of this Agreement is or becomes invalid, illegal or unenforceable in whole or in part, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

14.   Termination.  At such time as the Obligations shall have been irrevocably paid in full, Borrower shall have the right to terminate this Agreement. Upon written request of Borrower, Lender shall promptly execute and deliver to Borrower appropriate releases with respect to the Collateral and return all of the Pledged Securities to Borrower.

15.   Governing Law; Submission to Jurisdiction.  The provisions of this Agreement and the respective rights and duties of Borrower, Lender hereunder shall be governed by and construed in accordance with New York law, without regard to principles of conflict of laws. Borrower hereby irrevocably submits to the non-exclusive jurisdiction of any New York state or federal court sitting in Manhattan, New York, over any action or proceeding arising out of or relating to this Agreement, or any Loan Document, and Borrower hereby irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York state or federal court.  Borrower hereby irrevocably waives, to the fullest extent permitted by law, any objection it may now or hereafter have to the laying of venue in any such action or proceeding in any such court as well as any right it may now or hereafter have to remove such action or proceeding, once commenced, to another court on the grounds of FORUM NON CONVENIENS or otherwise.  Borrower agrees that a final, nonappealable judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

16.   Counterparts.  This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

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JURY TRIAL WAIVER.  BORROWER, TO THE EXTENT PERMITTED BY LAW, HEREBY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION THEREWITH OR THE TRANSACTIONS RELATED THERETO.

IN WITNESS WHEREOF, the undersigned has executed and delivered this Pledge Agreement as of the date first set forth above.

Address: 50 Washington Street S. Norwalk, Connecticut 06854 Attention: Chief Financial Officer or General Counsel	WEBMEDIABRANDS INC. By: /s/ Mitchell Eisenberg Name: Mitchell Eisenberg Its: Executive Vice President & General Counsel

Signature Page to Pledge Agreement

EXHIBIT A

PLEDGED SECURITIES

Name of Subsidiary	Jurisdiction	Shares	Certificate Number	Ownership Percentage
mediabistro.com, Inc. Inside Network Inc.	Delaware CA	100 1,077,500	76 Multiple	100% 100%

A-1

EXHIBIT B

FORM OF STOCK TRANSFER POWER

FOR VALUE RECEIVED, __________________________________ hereby sells, assigns and transfers unto ___________________ (_______) Shares of the _________________________ Capital Stock of _______________________________________ standing in ___________ name on the books of said corporation and represented by Certificate No. _________ herewith and does hereby irrevocably constitute and appoint _______________________________ attorney to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

Date:__________________________	WEBMEDIABRANDS INC. By:_______________________________ Name:_____________________________ Title:______________________________

B-1